INVESTOR RELATIONS CONTACT:                          MEDIA RELATIONS CONTACT:
Neil Yekell                                          Arch Currid
(713) 918-4233                                       (713) 918-3236
neil_yekell@bmc.com                                  arch_currid@bmc.com



                  BMC SOFTWARE ANNOUNCES THIRD QUARTER RESULTS


HOUSTON -- (February 3, 2005) -- BMC Software, Inc. [NYSE: BMC] today announced financial results for its third quarter of fiscal 2005 ended December 31, 2004.

         BMC Software's net earnings excluding special items for the third quarter of fiscal 2005 were $49.6 million, or $0.22 per diluted common share, which compares to net earnings of $43.0 million, or $0.19 per diluted common share a year ago. The Company was within its guidance range of $0.18 to $0.23 per diluted common share. Fiscal 2005 third quarter net earnings on a GAAP basis were $36.4 million, or $0.16 per share, which compares to a net loss of $44.4 million, or a loss of $0.20 per share, in the third quarter of fiscal 2004. Included in the financial tables is a reconciliation of results excluding special items and GAAP results.

         Total revenues in the third quarter of fiscal 2005 were $386.8 million, an increase of three percent compared to the third quarter of fiscal 2004. The Company was within its guidance range of $380 to $395 million. Operating expenses excluding $18.7 million in special items were $345.6 million, compared to $332.1 million in the same quarter a year ago excluding $104.1 million in special items. Third quarter fiscal 2005 operating expenses excluding special items includes the write-down of some IT assets of approximately $5 million.

         "I am pleased that we met our revenue and earnings per share goals in the third quarter and delivered strong cash flow from operations of $127.6 million while continuing to maintain our solid balance sheet with over $1.1 billion in cash and marketable securities and a record high $1.49 billion in deferred revenues," said Bob Beauchamp, president and CEO, BMC Software. "Our BSM strategy is helping customers meet their compliance goals as well as reduce costs, automate processes and run more efficient IT organizations to support their businesses. Today, these are decision-drivers for customer purchases."

         Other income was $27.0 million in the third quarter, which included a gain of $8.0 million related to the termination of the Company's securitization arrangements, which the Company has not utilized for new receivables in the last eight quarters.

         License bookings in the third quarter of fiscal 2005 were $191.1 million, a 30 percent increase over the second quarter of fiscal 2005 and a 19 percent decrease over the third quarter of

BMC Software Third Quarter Results/Page 2


fiscal 2004. Excluding one very large transaction in the year ago quarter, license bookings were down three percent. The following table illustrates license bookings:

                   THIRD QUARTER FY05 BUSINESS SEGMENT RESULTS

            ($ MILLIONS)                 LICENSE     NET CHANGE IN      LICENSE       LICENSE BOOKINGS     LICENSE BOOKINGS
                                        REVENUES        DEFERRED       BOOKINGS*       PERCENT GROWTH     PERCENT GROWTH VS.
                                                        LICENSE                          VS. Q3FY04             Q2FY05
                                                        REVENUES

   DM -- Mainframe                          44.8             10.9          55.7            (37)%                 19%
   MAINVIEW(R)                              14.6              8.9          23.5             (2)%                 190%

Mainframe Management                        59.4             19.8          79.2            (30)%                 44%
                                           -----             ----         -----            ---                   --

   Scheduling & Output Mgmt.                17.2              1.0          18.2            (27)%                 44%
   DM -- Distributed Systems                11.1              (.5)         10.6            (26)%                (13)%
   PATROL(R)                                28.2              5.3          33.5            (30)%                 50%

Distributed Systems Mgmt.                   56.5              5.8          62.3            (29)%                 32%

Service Management                          40.5              5.0          45.5             45%                   7%

Identity Management                          3.5             (0.2)          3.3            (34)%                 83%
                                           -----             ----         -----            ---                   --

TOTAL BMC                                  161.0             30.1         191.1            (19)%                 30%
                                           =====             ====         =====            ===                   ==

               Due to the exclusion of the non-material category of "Other," all totals do not foot.



*License bookings measure the value of new license contracts signed during the quarter, including both the amount that goes to the income statement and the amount that goes to the deferred license revenue account on the balance sheet. License bookings can be calculated by adding license revenues and the net change in the deferred license revenue balance.


         Cash flows from operations were $127.6 million in the third quarter and $227.7 million for the first nine months of fiscal 2005, compared to $74.3 million in the third quarter last year and $232.4 million for the first nine months of fiscal 2004.

         BMC Software continued its stock repurchase program by spending $25.0 million to repurchase approximately 1.4 million shares during the third fiscal quarter. Approximately $237 million remains in the company's $1 billion share repurchase program.

     FOURTH QUARTER AND FISCAL 2005 GUIDANCE

     The Company expects fourth quarter revenues to be in the $410 to $425 million range and expects fourth quarter earnings per share excluding special items to be in the $0.17 to $0.22 per share range. Fourth quarter estimates do not include an estimated $0.06 per share of amortization of acquired technology and intangibles.

BMC Software Third Quarter Results/Page 3

     The Company expects full year fiscal 2005 revenues to be in the $1.478 to $1.493 billion range and expects fiscal 2005 earnings per share excluding special items to be in the $0.69 to $0.74 per share range. Fiscal 2005 estimates do not include an estimated $0.32 per share of special items.

     BMC Software expects cash flows from operations for fiscal 2005 to be over $400 million, which is unchanged from prior expectations.

     A CONFERENCE CALL TO DISCUSS THIRD QUARTER RESULTS IS SCHEDULED FOR TODAY, FEBRUARY 3, 2005 AT 11:00 A.M. CENTRAL TIME. THOSE INTERESTED IN PARTICIPATING MAY CALL (719) 457-2727 AND USE THE PASSCODE BMC. TO ACCESS A REPLAY OF THE CONFERENCE CALL, WHICH WILL BE AVAILABLE FOR ONE WEEK, DIAL (719) 457-0820 AND USE THE PASSCODE BMC. A LIVE WEBCAST OF THE CONFERENCE CALL AND PRESENTATION WILL BE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.BMC.COM/INVESTORS. A REPLAY OF THE WEBCAST WILL BE AVAILABLE WITHIN 24 HOURS AND ARCHIVED ON THE WEBSITE FOR 90 DAYS.

     NON-GAAP FINANCIAL MEASURES

     This press release includes financial measures for net earnings, earnings per share (EPS) and operating expenses that exclude certain charges and, therefore, have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). A detailed reconciliation between the GAAP results and results excluding special items (non-GAAP) is included with the financial tables accompanying this press release. BMC Software has provided these non-GAAP measures in its press releases reporting historical financial results because the Company believes these measures provide a consistent basis for comparison between quarters, as they are not influenced by certain non-cash or non-recurring expenses and are therefore useful to investors in helping them understand the financial condition of BMC Software by focusing on the performance of its core operations. Management uses these non-GAAP financial measures internally to evaluate the Company's performance and as a key variable in determining management compensation. These non-GAAP measures should not be considered an alternative to GAAP, and these non-GAAP measures may not be comparable to information provided by other companies.

     ABOUT BMC SOFTWARE

     BMC Software, Inc. [NYSE:BMC] is a leading provider of enterprise management solutions that empower companies to manage their IT infrastructure from a business perspective. Delivering

BMC Software Third Quarter Results/Page 4

Business Service Management, BMC Software solutions span enterprise systems, applications, databases and service management. Founded in 1980, BMC Software has offices worldwide and fiscal 2004 revenues of more than $1.4 billion. For more information about BMC Software, visit www.bmc.com.

         This news release contains both historical information and forward-looking information. Statements of plans, objectives, strategies and expectations for future operations and results, identified by words such as "believe," "anticipate," "expect," "estimate" and "guidance" are forward-looking statements. Numerous important factors affect BMC Software's operating results and could cause BMC Software's actual results to differ materially from the results indicated by this press release or by any other forward-looking statements made by, or on behalf of, BMC Software, and there can be no assurance that future results will meet expectations, estimates or projections. These factors include, but are not limited to, the following: 1) BMC Software's revenues and earnings are subject to a number of factors, including the significant percentage of quarterly sales typically closed at the end of each quarter, that make estimation of operating results prior to the end of a quarter extremely uncertain; 2) BMC Software's operating costs and expenses are relatively fixed over the short term; 3) increased competition and pricing pressures could adversely affect BMC Software's earnings; 4) growth in BMC Software's mainframe revenues is dependent on demand for significant additional mainframe MIPS capacity; 5) BMC Software's maintenance revenue could decline if maintenance renewal rates decline or if license revenues do not grow; 6) new software products and product strategies may not be timely introduced or successfully adopted; 7) BMC Software's quarterly cash flow from operations is and has been volatile and is dependent upon a number of factors described in BMC Software's filings with the SEC; 8) BMC Software's effective tax rate is subject to quarterly fluctuation and any change in such tax rate could affect the Company's earnings; and 9) the additional risks and important factors described in BMC Software's quarterly reports on Form 10-Q and in its Annual Report on Form 10-K for the fiscal year ended March 31, 2004 and other filings with the SEC. BMC Software undertakes no obligation to update information contained in this release.

                                       ###

BMC Software, the BMC Software logos, and all other BMC Software product or service names are registered trademarks or trademarks of BMC Software, Inc. All other trademarks or registered trademarks belong to their respective companies.
(C) 2005, BMC Software, Inc. All rights reserved.

BMC Software Announces Third Quarter Results
Page 5


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (UNAUDITED)


                                                                            Three Months Ended
                                                                                December 31,
                                                                        ---------------------------
                                                                           Fiscal         Fiscal          Percentage
                                                                            2004           2005             Change
                                                                        -------------  ------------       ----------

                                                                            (In millions, except
                                                                              per share data)
Revenues:
        License                                                          $   162.6      $   161.0             -1%
        Maintenance                                                          190.4          202.2              6%
        Professional services                                                 21.8           23.6              8%
                                                                        -------------  ------------
              Total revenues                                                 374.8          386.8              3%
                                                                        -------------  ------------

Selling and marketing expenses                                               177.4          145.7            -18%
Research, development and support expenses                                   177.5          116.4            -34%
Cost of professional services                                                 19.9           24.9             25%
General and administrative expenses                                           46.9           57.8             23%
Amortization of acquired technology & intangibles                             14.5           19.5             34%
                                                                        -------------  ------------
              Total operating expenses                                       436.2          364.3            -16%
                                                                        -------------  ------------
              Operating income (loss)                                        (61.4)          22.5             n/m
Other income, net                                                             17.0           27.0             59%
                                                                        -------------  ------------
              Earnings (loss) before income taxes                            (44.4)          49.5             n/m
Income tax provision (benefit)
                                                                               --            13.1             n/m
                                                                        -------------  ------------
              Net earnings (loss)                                        $   (44.4)     $    36.4             n/m
                                                                        =============  ============

Diluted earnings (loss) per share                                        $   (0.20)    $     0.16             n/m
                                                                        =============  ============

Shares used in computing diluted earnings (loss) per share                   225.5          224.4              0%
                                                                        =============  ============

BMC Software Announces Third Quarter Results
Page 6


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                STATEMENTS OF OPERATIONS EXCLUDING SPECIAL ITEMS

                                   (UNAUDITED)

                                                                              Three Months Ended
                                                                                 December 31,
                                                                        ---------------------------
                                                                            Fiscal        Fiscal          Percentage
                                                                             2004          2005             Change
                                                                        ------------   ------------       ----------

                                                                            (In millions, except
                                                                              per share data)
Revenues:
        License                                                           $   162.6      $   161.0             -1%
        Maintenance                                                           190.4          202.2              6%
        Professional services                                                  21.8           23.6              8%
                                                                        ------------   ------------
              Total revenues                                                  374.8          386.8              3%
                                                                        ------------   ------------

Selling and marketing expenses                                                140.2          145.8              4%
Research, development and support expenses                                    127.2          117.1             -8%
Cost of professional services                                                  19.6           24.9             27%
General and administrative expenses                                            45.1           57.8             28%
                                                                        ------------   ------------
              Total operating expenses                                        332.1          345.6              4%
                                                                        ------------   ------------
              Operating income (loss)                                          42.7           41.2             -4%
Other income, net                                                              17.0           27.0             59%
                                                                        ------------   ------------
              Earnings (loss) before income taxes                              59.7           68.2             14%
Income tax provision (benefit)                                                 16.7           18.6             11%
                                                                        ------------   ------------
              Net earnings (loss)                                         $    43.0      $    49.6             15%
                                                                        ============   ============

Diluted earnings (loss) per share                                         $    0.19     $     0.22             16%
                                                                        ============   ============

Shares used in computing diluted earnings (loss) per share                    227.0          224.4             -1%
                                                                        ============   ============








See the accompanying Supplemental Analysis of Effect of Special Items, where these Statements of Operations Excluding Special Items are reconciled to the Statements of Operations prepared in accordance with U.S. generally accepted accounting principles.

BMC Software Announces Third Quarter Results
Page 7





                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF OPERATIONS

                                   (Unaudited)

                                                                         Nine Months Ended
                                                                           December 31,
                                                                       --------------------
                                                                          Fiscal   Fiscal       Percentage
                                                                           2004     2005          Change
                                                                          ------   -----        ----------

                                                                       (In millions, except
                                                                          per share data)
Revenues:
        License                                                        $  394.9   $  393.8           0%
        Maintenance                                                       562.1      606.9           8%
        Professional services                                              61.6       67.2           9%
                                                                       --------   --------
              Total revenues                                            1,018.6    1,067.9           5%
                                                                       --------   --------

Selling and marketing expenses                                            455.5      401.6         -12%
Research, development and support expenses                                451.9      343.5         -24%
Cost of professional services                                              58.9       68.6          16%
General and administrative expenses                                       132.2      150.3          14%
Settlement of litigation                                                    -         11.3          n/m
Acquired research and development                                           -          0.2          n/m
Amortization of acquired technology & intangibles                          45.4       55.0          21%
                                                                       --------   --------
              Total operating expenses                                  1,143.9    1,030.5         -10%
                                                                       --------   --------
              Operating income (loss)                                    (125.3)      37.4          n/m
Other income, net                                                          55.6       60.3           8%
                                                                       --------   --------
              Earnings (loss) before income taxes                         (69.7)      97.7          n/m
Income tax provision (benefit)                                             (6.0)      37.9          n/m
                                                                       --------   --------
              Net earnings (loss)                                      $  (63.7)  $   59.8          n/m
                                                                       ========   ========

Diluted earnings (loss) per share                                      $  (0.28)  $   0.27          n/m
                                                                       ========   ========

Shares used in computing diluted earnings (loss) per share                227.4      223.7          -2%
                                                                       ========   ========

BMC Software Announces Third Quarter Results
Page 8





                      BMC SOFTWARE, INC. AND SUBSIDIARIES
                                 BALANCE SHEETS


                                                         March 31,      December 31,
                                                           2004            2004
                                                         ---------      ------------
                                                                        (Unaudited)

                                                                  (In millions)

Current assets:
       Cash and cash equivalents                         $    612.3     $    589.8 (a)
       Marketable securities                                  296.6          131.0 (a)
       Trade accounts receivable, net                         172.6          206.8
       Current trade finance receivables, net                 175.5          152.2
       Other current assets                                   167.9          145.7
                                                         ----------     ----------
            Total current assets                            1,424.9        1,225.5

Property and equipment, net                                   396.0          400.4
Software development costs and related assets, net            138.9          131.8
Long-term marketable securities                               304.1          379.9 (a)
Long-term finance receivables, net                            158.7          187.8
Acquired technology, goodwill and intangibles, net            520.1          671.3
Other long-term assets                                        102.1          156.7
                                                         ----------     ----------

                                                         $  3,044.8     $  3,153.4
                                                         ==========     ==========

Current liabilities:
       Accounts payable and accrued liabilities          $    318.5     $    339.5
       Current portion of deferred revenue                    668.4          729.2
                                                         ----------     ----------
            Total current liabilities                         986.9        1,068.7

Long-term deferred revenue                                    733.2          756.1
Other long-term liabilities                                   109.5           85.6

Total stockholders' equity                                  1,215.2        1,243.0
                                                         ----------     ----------

                                                         $  3,044.8     $  3,153.4
                                                         ==========     ==========




(a) Total cash and marketable securities are $1,100.7 at December 31, 2004.

BMC Software Announces Third Quarter Results
Page 9


                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                            STATEMENTS OF CASH FLOWS

                                   (UNAUDITED)

                                                                                            Nine Months Ended
                                                                                              December 31,
                                                                                       ----------------------------
                                                                                         Fiscal          Fiscal
                                                                                          2004            2005
                                                                                       ------------   -------------

                                                                                               (In millions)

Cash flows from operating activities:
 Net earnings (loss)                                                                       $ (63.7)         $ 59.8
 Adjustments to reconcile net earnings (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                          198.9           159.7
      (Gain) loss on marketable securities                                                    (0.9)            1.9
      (Gain) loss on previously securitized finance receivables                                               (8.0)
      Other non-cash charges                                                                   1.5             4.1
      (Increase) decrease in finance receivables                                               3.1            17.5
      Increase (decrease) in payables to third-party financing institutions
         for finance receivables                                                             (28.1)          (26.6)
      Increase (decrease) in accrued exit costs                                               78.0           (21.9)
      Net change in trade receivables, payables, deferred revenue and
         other components of working capital                                                  43.6            41.2
                                                                                       -----------    ------------
          Net cash provided by (used in) operating activities                                232.4           227.7
                                                                                       -----------    ------------

Cash flows from investing activities:
 Cash paid for technology acquisitions and other investments,
  net of cash acquired                                                                        (9.0)         (215.8)
 Adjustment of cash paid for Remedy acquisition                                                7.2               -
 Return of capital for cost-basis investments                                                  0.1             0.7
 Proceeds from sale of technology                                                              2.0               -
 Cash receipts from previously securitizeed finance receivables                                  -            10.0
 Purchases of marketable securities                                                         (273.9)         (183.1)
 Proceeds from maturities/sales of marketable securities                                     160.3           280.8
 Purchases of property and equipment                                                         (31.8)          (48.0)
 Capitalization of software development costs and related assets                             (38.3)          (48.1)
                                                                                       -----------    ------------
          Net cash provided by (used in) investing activities                               (183.4)         (203.5)
                                                                                       -----------    ------------

Cash flows from financing activities:
 Payments on capital leases                                                                   (2.2)           (3.7)
 Stock options exercised and other                                                            13.1            21.8
 Treasury stock acquired                                                                    (120.1)          (70.0)
                                                                                       -----------    ------------
          Net cash provided by (used in) financing activities                               (109.2)          (51.9)
                                                                                       -----------    ------------
 Effect of exchange rate changes on cash                                                       4.3             5.2
                                                                                       -----------    ------------
 Net change in cash and cash equivalents                                                     (55.9)          (22.5)
 Cash and cash equivalents, beginning of period                                              500.1           612.3
                                                                                       -----------    ------------
 Cash and cash equivalents, end of period                                                   $444.2         $ 589.8
                                                                                       ===========    ============


BMC Software Announces Third Quarter Results
Page 10

                      BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS


                                  (UNAUDITED)



                                                                       Three Months Ended December 31, 2003
                                                                 ---------------------------------------------------
                                                                                   Special            Excluding
                                                                 As Reported        Items           Special Items
                                                                 -----------       -------          -------------

                                                                        (In millions, except per share data)
Revenues:
    License                                                      $    162.6        $    -           $        162.6
    Maintenance                                                       190.4             -                    190.4
    Professional services                                              21.8             -                     21.8
                                                                 ----------        ------           --------------
              Total revenues                                          374.8             -                    374.8
                                                                 ----------        ------           --------------

Selling and marketing expenses                                        177.4         (37.2) (a)               140.2
Research, development and support expenses                            177.5         (50.3) (a)               127.2
Cost of professional services                                          19.9          (0.3) (a)                19.6
General and administrative expenses                                    46.9          (1.8) (a)                45.1
Amortization of acquired technology & intangibles                      14.5         (14.5) (c)                   -
                                                                 ----------        ------           --------------
              Total operating expenses                                436.2        (104.1)                   332.1
                                                                 ----------        ------           --------------
              Operating income (loss)                                 (61.4)        104.1                     42.7
Other income, net                                                      17.0             -                     17.0
                                                                 ----------        ------           --------------
              Earnings (loss) before income taxes                     (44.4)        104.1                     59.7
Income tax provision (benefit)                                            -          16.7  (d)                16.7
                                                                 ----------        ------           --------------
              Net earnings (loss)                                $    (44.4)       $ 87.4           $         43.0
                                                                 ==========        ======           ==============

Diluted earnings (loss) per share                                $    (0.20)       $ 0.39           $         0.19
                                                                 ==========        ======           ==============

Shares used in computing diluted earnings (loss) per share            225.5         225.5                    227.0
                                                                 ==========        ======           ==============


(a)  Exit costs and related charges                                                $(89.6)
(b)  Changes in estimates related to exit activities                               $    -
(c)  Amortization of acquired technology & intangibles                             $(14.5)
(d)  Tax effect of special items                                                   $ 16.7


                                                                         Three Months Ended December 31, 2004
                                                                 ----------------------------------------------------
                                                                                  Special              Excluding
                                                                 As Reported       Items             Special Items
                                                                 -----------       -----             -------------

                                                                         (In millions, except per share data)
Revenues:
    License                                                      $     161.0     $       -           $       161.0
    Maintenance                                                        202.2             -                   202.2
    Professional services                                               23.6             -                    23.6
                                                                 -----------     ----------          -------------
              Total revenues                                           386.8             -                   386.8
                                                                 -----------     ----------          -------------

Selling and marketing expenses                                         145.7           0.1  (b)              145.8
Research, development and support expenses                             116.4           0.7  (b)              117.1
Cost of professional services                                           24.9             -                    24.9
General and administrative expenses                                     57.8             -                    57.8
Amortization of acquired technology & intangibles                       19.5         (19.5) (c)                  -
                                                                 -----------     ---------           -------------
              Total operating expenses                                 364.3         (18.7)                  345.6
                                                                 -----------     ---------           -------------
              Operating income (loss)                                   22.5          18.7                    41.2
Other income, net                                                       27.0             -                    27.0
                                                                 -----------     ---------           -------------
              Earnings (loss) before income taxes                       49.5          18.7                    68.2
Income tax provision (benefit)                                          13.1           5.5  (d)               18.6
                                                                 -----------     ---------           -------------
              Net earnings (loss)                                     $ 36.4     $    13.2           $        49.6
                                                                 ===========     =========           =============

Diluted earnings (loss) per share                                     $ 0.16     $    0.06           $        0.22
                                                                 ===========     =========           =============

Shares used in computing diluted earnings (loss) per share             224.4         224.4                   224.4
                                                                 ===========     =========           =============


(a)  Exit costs and related charges                                              $      -
(b)  Changes in estimates related to exit activities                             $    0.8
(c)  Amortization of acquired technology & intangibles                           $  (19.5)
(d)  Tax effect of special items                                                 $    5.5

BMC Software Announces Third Quarter Results
Page 11





                       BMC SOFTWARE, INC. AND SUBSIDIARIES
                SUPPLEMENTAL ANALYSIS OF EFFECT OF SPECIAL ITEMS
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 2004

                                   (UNAUDITED)



                                                                                           Special               Excluding
                                                                       As Reported          Items              Special Items
                                                                       -----------          -----              -------------
                                                                                (In millions, except per share data)
Revenues:
    License                                                            $     393.8         $     -                 $ 393.8
    Maintenance                                                              606.9               -                   606.9
    Professional services                                                     67.2               -                    67.2
                                                                       -----------         -------             -----------
              Total revenues                                               1,067.9               -                 1,067.9
                                                                       -----------         -------             -----------

Selling and marketing expenses                                               401.6            (1.5) (a)              400.1
Research, development and support expenses                                   343.5             4.0  (a)              347.5
Cost of professional services                                                 68.6               -                    68.6
General and administrative expenses                                          150.3               -                   150.3
Settlement of litigation                                                      11.3           (11.3) (b)                  -
Acquired research and development                                              0.2            (0.2) (c)                  -
Amortization of acquired technology & intangibles                             55.0           (55.0) (d)                  -
                                                                       -----------         -------             -----------
              Total operating expenses                                     1,030.5           (64.0)                  966.5
                                                                       -----------         -------             -----------
              Operating income (loss)                                         37.4            64.0                   101.4
Other income, net                                                             60.3               -                    60.3
                                                                       -----------         -------             -----------
              Earnings (loss) before income taxes                             97.7            64.0                   161.7
Income tax provision (benefit)                                                37.9             6.9  (e,f)             44.8
                                                                       -----------         -------             -----------
              Net earnings (loss)                                      $      59.8         $  57.1                 $ 116.9
                                                                       ===========         =======             ===========

Diluted earnings (loss) per share                                      $      0.27         $  0.25                  $ 0.52
                                                                       ===========         =======             ===========

Shares used in computing diluted earnings (loss) per share                   223.7           223.7                   223.7
                                                                       ===========         =======             ===========




(a)  Changes in estimates related to exit activities                                       $ $ 2.5
(b)  Settlement of litigation                                                              $ (11.3)
(c)  Acquired research and development for immaterial acquisition                          $  (0.2)
(d)  Amortization of acquired technology & intangibles                                     $ (55.0)
(e)  Tax effect of special items                                                           $  18.0
(f)  Adjustments to income tax accruals                                                    $ (11.1)